S&T Bancorp, Inc.									Page 1 of 3
Consolidated Selected Financial Data
September 30, 2004
(Dollars in thousands except per share data)

	2003				2004
	March	June	September	December	March	June	September	September	September
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2004	2003

Interest Income	$39,318	$38,722	$36,909	$36,511	$35,596	$36,239	$37,728	$109,563	$114,949
Interest Expense	12,924	12,380	11,439	10,323	9,506	9,548	10,549	29,603	36,743
Net Interest Income	26,394	26,342	25,470	26,188	26,090	26,691	27,179	79,960	78,206
Taxable Equivalent Adjustment	999	829	915	930	920	924	927	2,769	2,743
Net Interest Income (FTE)	27,393	27,171	26,385	27,118	27,010	27,615	28,106	82,729	80,949

Provision For Loan Losses	2,400	1,900	1,500	1,500	1,500	1,900	1,500	4,900	5,800
Net Interest Income
After Provisions (FTE)	24,993	25,271	24,885	25,618	25,510	25,715	26,606	77,829	75,149

Security Gains, Net	1,005	1,206	1,099	4,748	1,520	1,708	1,144	4,372	3,310

Service Charges and Fees	2,192	2,268	2,335	2,457	2,232	2,359	2,316	6,906	6,795
Wealth Management	1,295	1,429	1,326	1,360	1,517	1,525	1,471	4,513	4,050
Insurance	1,059	1,017	1,071	1,130	1,076	1,115	1,219	3,410	3,147
Other	2,162	1,645	3,426	1,974	2,048	2,474	1,814	6,336	7,233

Total Other Income	6,708	6,359	8,158	6,921	6,873	7,473	6,820	21,165	21,225

Salaries and Employee Benefits	7,581	7,649	8,100	8,215	8,292	8,006	8,438	24,736	23,330
Occupancy and Equip. Expense, Net	1,837	1,754	1,556	1,660	1,720	1,710	1,752	5,181	5,147
Data Processing Expense	822	811	956	877	999	975	956	2,930	2,589
FDIC Expense	81	76	76	72	73	74	72	219	233
Other	3,861	3,698	4,011	6,965	3,653	4,047	3,680	11,379	11,570

Total Other Expense	14,182	13,988	14,699	17,789	14,737	14,812	14,898	44,445	42,869

Income Before Taxes	18,524	18,848	19,443	19,498	19,166	20,084	19,672	58,921	56,815
Taxable Equivalent Adjustment	999	829	915	930	920	924	927	2,769	2,743
Applicable Income Taxes	4,987	5,243	5,251	5,382	5,290	5,588	5,468	16,346	15,481

Net Income	$12,538	$12,776	$13,277	$13,186	$12,956	$13,572	$13,277	$39,806	$38,591

Per Common Share Data:

Shares Outstanding at End of Period	26,323,013	26,383,419	26,483,219	26,652,411	26,619,399	26,261,769	26,513,869	26,513,869	26,483,219
Average Shares Outstanding - Diluted	26,722,098	26,613,859	26,711,496	26,846,050	26,950,542	26,644,177	26,709,616	26,767,731	26,682,230
Net Income - Diluted	$0.47	$0.48	$0.50	$0.49	$0.48	$0.51	$0.50	$1.49	$1.45
Dividends Declared	$0.25	$0.25	$0.26	$0.26	$0.26	$0.27	$0.27	$0.80	$0.76
Book Value	$11.56	$12.10	$12.12	$12.48	$12.74	$12.25	$12.77	$12.77	$12.12
Market Value	$25.57	$27.44	$28.50	$29.80	$30.06	$31.98	$35.71	$35.71	$28.50

S&T Bancorp, Inc.							Page 2 of 3
Consolidated Selected Financial Data
September 30, 2004
(Dollars in thousands)

	2003				2004
	March	June	September	December	March	June	September
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q	3Q

Nonaccrual Loans and Nonperforming Loans	$10,828	$8,557	$9,656	$9,120	$12,465	$13,514	$15,895
Assets acquired through foreclosure
or repossession	2,362	2,327	2,420	2,363	2,287	521	2,822
Nonperforming Assets	13,190	10,884	12,076	11,483	14,752	14,035	18,717
Allowance for Loan Losses	29,837	31,483	31,714	31,478	32,658	32,792	32,127
Nonperforming Loans / Loans	0.53%	0.42%	0.47%	0.43%	0.57%	0.60%	0.69%
Allowance for Loan Losses / Loans	1.47%	1.55%	1.54%	1.50%	1.50%	1.46%	1.40%
Allowance for Loan Losses /
Nonperforming Loans	276%	368%	328%	345%	262%	243%	202%
Net Loan Charge-offs	2,701	254	1,269	1,736	320	1,765	2,166
Net Loan Charge-offs (annualized) /
Average Loans	0.55%	0.05%	0.25%	0.33%	0.06%	0.32%	0.38%

Balance Sheet (Period-End)

Assets	$2,855,658	$2,915,039	$2,858,678	$2,900,272	$2,956,404	$3,006,203	$3,009,776
Earning Assets	2,665,433	2,721,743	2,681,074	2,711,702	2,776,693	2,823,231	2,829,035
Securities	641,206	688,315	625,872	611,083	592,761	576,612	536,783
Loans, Gross	2,024,227	2,033,428	2,055,202	2,100,620	2,183,931	2,246,619	2,292,253
Total Deposits	1,947,249	1,927,035	1,937,201	1,962,253	1,977,330	1,976,340	2,079,182
Non-Interest Bearing Deposits	344,010	354,701	371,413	382,364	382,110	376,471	416,748
NOW, Money Market & Savings	781,690	786,225	778,985	766,031	756,965	742,582	772,783
CD's $100,000 and over	167,170	148,200	147,697	162,925	176,512	187,574	197,347
Other Time Deposits	654,380	637,909	639,106	650,933	661,743	669,713	692,304
Short-term borrowings	302,680	339,930	327,824	432,020	463,000	542,598	456,684
Long-term Debt	242,191	267,195	217,192	116,891	116,890	116,894	86,328
Shareholder's Equity	304,312	319,342	320,936	332,718	339,095	321,625	338,575

Balance Sheet (Daily Averages)

Assets	$2,823,664	$2,850,083	$2,888,415	$2,854,065	$2,908,794	$2,979,134	$3,002,225
Earning Assets	2,644,725	2,669,664	2,702,768	2,678,336	2,732,315	2,798,943	2,821,311
Securities	636,110	646,589	658,505	616,146	597,845	583,192	555,568
Loans, Gross	2,008,616	2,023,006	2,044,174	2,062,191	2,134,470	2,215,751	2,264,843
Deposits	1,916,768	1,921,525	1,927,257	1,925,773	1,955,025	1,982,751	2,040,251
Shareholder's Equity	310,165	316,613	320,116	328,821	341,835	330,474	333,545

S&T Bancorp, Inc.									Page 3 of 3
Consolidated Selected Financial Data
September 30, 2004
(Dollars in thousands except per share data)

	2003				2004
	March	June	September	December	March	June	September	September	September
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2004	2003

Return on Average Assets	1.80%	1.80%	1.82%	1.83%	1.79%	1.83%	1.76%	1.79%	1.81%
Return on Average Shareholder's Equity	16.39%	16.18%	16.46%	15.91%	15.24%	16.52%	15.84%	15.86%	16.35%
Yield on Earning Assets (FTE)	6.20%	5.96%	5.57%	5.56%	5.39%	5.35%	5.46%	5.40%	5.91%
Cost of Interest Bearing Funds	2.49%	2.35%	2.14%	1.95%	1.79%	1.74%	1.90%	1.81%	2.32%
Net Interest Margin (FTE)(4)	4.20%	4.08%	3.87%	4.02%	3.98%	3.97%	3.96%	3.97%	4.05%
Efficiency Ratio (FTE)(1)	41.59%	41.72%	42.55%	52.26%	43.49%	42.22%	42.66%	42.78%	41.96%

Capitalization Ratios

Dividends Paid to Net Income	53.01%	51.65%	49.68%	52.22%	53.48%	51.06%	53.34%
Shareholder's Equity to Assets (Period End)	10.66%	10.95%	11.23%	11.47%	11.47%	10.70%	11.25%
Leverage Ratio (2)	8.13%	8.50%	8.67%	9.16%	9.15%	8.80%	9.15%
Risk Based Capital - Tier I (3)	9.90%	10.11%	10.46%	10.56%	10.55%	10.10%	10.44%
Risk Based Capital - Tier II (3)	11.56%	11.90%	12.25%	12.39%	12.31%	11.78%	12.13%

Other Data

Shareholders of Record	3,106	3,125	3,138	3,149	3,164	3,143	3,133
Number of Banking Offices	46	46	46	49	49	49	49

Definitions:
(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter to date average earning assets.